SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 30, 2015

MANHATTAN SCIENTIFICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28411	85-0460639
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Chrysler Building 405 Lexington Avenue, 26th Floor New York, New York	10174
(Address of principal executive offices)	(Zip Code)

________________________________________

(Registrant’s telephone number, including area code)

212-541-2405

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Previous independent registered public accounting firm

On January 30, 2015, Manhattan Scientific, Inc. (the “Registrant” or the “Company”) was notified by L.L. Bradford & Company, LLC (“Bradford”) that the firm has decided to discontinue the performance of public company audit services. Certain clients of Bradford are transitioning to RBSM, LLP (“RBSM”), to serve as their independent registered public accounting firm. As Bradford was engaged by the Company commencing on June 20, 2014 and did not participate in an audit of the Company’s financial statements, Bradford has not issued a report and has not expressed an audit opinion on the Company’s financial statements for any year end.

For the period from June 30, 2014 through January 30, 2015, the Company has not had any disagreements with Bradford on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Bradford’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

For the period from June 30, 2014 through January 30, 2015, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Bradford with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

A copy of the letter from Bradford is attached hereto as Exhibit 16.1.

New independent registered public accounting firm

On February 5, 2015 (the “Engagement Date”), the Company engaged RBSM as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2014. The decision to engage RBSM as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

2

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with RBSM regarding either:

1.

the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that RBSM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.

any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(a)  Financial statements of businesses acquired.

Not applicable

(b)  Pro forma financial information.

Not applicable

(c)   Shell company transactions.

Not applicable

(d)   Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from L.L. Bradford & Company, LLC

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANHATTAN SCIENTIFICS, INC.

Dated: February 9, 2015	By:	/s/ Emmanuel Tsoupanarias
Name: Emmanuel Tsoupanarias
Title: Chief Executive Officer

4